UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): March 28, 2012

RBS GLOBAL, INC.	REXNORD LLC
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Delaware	Delaware
(State of Incorporation or Organization)	(State of Incorporation or Organization)

333-102428-08	033-25967-01
(Commission File Numbers)	(Commission File Numbers)
01-0752045	04-3722228
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

4701 West Greenfield Avenue Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)
(414) 643-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
On March 28, 2012, Rexnord Corporation (the “Company”), the ultimate parent company of RBS Global, Inc. and Rexnord LLC (the “Co-Registrants”), announced the pricing of an initial public offering of shares of the Company's common stock, par value $0.01 per share, at $18.00 per share. A copy of the press release is attached hereto as Exhibit 99.1.

The Co-Registrants are furnishing the information in this Current Report on Form 8-K and in Exhibit 99.1 to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Co-Registrants' filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being furnished solely for the purposes of Item 7.01 of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Rexnord Corporation, issued March 28, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 28th day of March 2012.

REXNORD LLC

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 28th day of March 2012.

RBS GLOBAL, INC

BY:	/S/ Patricia M. Whaley
Patricia M. Whaley
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Rexnord Corporation, issued March 28, 2012